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                      Rosenberg Rich Baker Berman & Company
                                  [LETTERHEAD]


                          INDEPENDENT AUDITORS' CONSENT



To the Board of Directors
Conolog Corporation




We consent to the use in this Registration Statement of Conolog Corporation on Form S-1 of our report dated October 8, 1996.

We also consent to the reference to us under the caption "Experts" in such Registration Statement.




                                    /s/ Rosenberg Rich Baker Berman & Company
                                    --------------------------------------------



Maplewood, New Jersey
October 10, 1997